                           EXHIBIT 21 TO FORM 10-KSB

    The subsidiaries of the Registrant are:

                                                                                STATE OF
NAME                                                                         INCORPORATION
------------------------------------------------------------------------  --------------------
Frontier Acquisition Corp.                                                      Oklahoma
Frontier Exploration and Production Corporation                                 Oklahoma